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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 5, 2016
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RealNetworks, Inc.
(Exact name of registrant as specified in its charter)
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WASHINGTON	0-23137	91-1628146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1501 First Avenue South, Suite 600
Seattle, Washington 98134
(Address of principal executive offices) (Zip code)
(206) 674-2700
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 2.02.     Results of Operations and Financial Condition.
On May 5, 2016, RealNetworks, Inc. announced its financial results for the first quarter ended March 31, 2016. The full text of the press release is furnished as Exhibit 99.1 hereto.
Furnished as Exhibit 99.2 hereto is additional information regarding non-GAAP financial measures included in certain public disclosures of RealNetworks, including its first quarter 2016 financial results press release.
Furnished as Exhibit 99.3 hereto is additional information regarding the reorganization that took place in the first quarter of 2016. The Company realigned its business and now reports revenue in three segments: Consumer Media, Mobile Services and Games. Consumer Media combines the PC RealPlayer® products and IP streaming and video management solutions. Mobile Services takes the former Mobile Entertainment product portfolio and includes Mobile RealTimes® products that are primarily sold through mobile carriers and related partners. There was no change to Games, which continues to focus on casual games. Concurrent with the segment change, the Company also changed its methodology of allocating certain corporate expenses which are directly attributable to supporting the businesses in order to increase accountability, resulting in an increase in corporate costs allocated to the Consumer Media and Mobile Services businesses.
The information set forth in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
Pursuant to the rules and regulations of the SEC, the attached exhibits are deemed to have been furnished to, but not filed with, the SEC.

Exhibit No.	Description

99.1	Earnings Release of RealNetworks, Inc. dated May 5, 2016

99.2	Information Regarding Non-GAAP Financial Measures

99.3	Supplementary Financial Information of RealNetworks, Inc., for the four quarters and years ended December 31, 2015 and December 31, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.

By:	/ S / Marjorie Thomas
Marjorie Thomas
Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Dated: May 5, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Earnings Release of RealNetworks, Inc. dated May 5, 2016

99.2	Information Regarding Non-GAAP Financial Measures

99.3	Supplementary Financial Information of RealNetworks, Inc., for the four quarters and years ended December 31, 2015 and December 31, 2014

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